UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2024

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue, 4th Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 913-9058
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On March 21, 2024, Compass, Inc. (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) to resolve on a nationwide basis the pending class action litigations, Umpa v. NAR, 4:23-cv-00945 (W.D. Mo.) and Gibson v. NAR, No. 4:23-cv-00788-FJG (W.D. Mo.) (the “Lawsuits”).

The settlement resolves all claims in the Lawsuits and similar claims in other lawsuits alleging claims on behalf of sellers on a nationwide basis against the Company and its subsidiaries (collectively, the “Claims”) and releases the Company, its subsidiaries and affiliated agents from the Claims. The proposed settlement is not an admission of liability, nor does the Company concede or validate any of the claims asserted against it.

Under the Settlement Agreement, the Company agreed to pay $57.5 million (the “Settlement Amount”) into a qualified settlement fund, as follows: 50% of the Settlement Amount within 30 days of the court’s preliminary approval of the Settlement Agreement, which the Company expects to be in the second quarter of 2024, and the remaining 50% within one year of the court’s preliminary approval. The Company expects to record a $57.5 million pre-tax charge for the Settlement Amount during the quarter ending March 31, 2024. The Company does not expect the terms of the proposed settlement to have a material impact on its future operations.

In addition, the Company agreed to make certain changes to its business practices, including: reminding its owned brokerages and agents that the Company has no rule requiring agents to make or accept offers of compensation; requiring its owned brokerages and their agents to clearly disclose to clients that commissions are not set by law and are fully negotiable; prohibiting its owned brokerages and buyer agents from claiming buyer agent services are free; requiring its owned brokerages and their agents to include the listing broker's offer of compensation for prospective buyers' agents as soon as possible; prohibiting its owned brokerages and their agents from using any technology (or manual methods) to sort listings by offers of compensation, unless requested by the client; reminding its owned brokerages and agents of their obligation to show properties regardless of compensation for buyers’ agents for properties that meet the buyer’s priorities; and developing training materials for its owned brokerages and agents that support all the practice changes outlined in the injunctive relief.

The proposed Settlement Agreement remains subject to preliminary and final court approval and will become effective upon such final approval.

The information furnished with this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This Current Report on Form 8-K includes forward-looking statements, which are statements other than statements of historical facts, and statements in the future tense. These statements include, but are not limited to, statements regarding the antitrust class action litigation and the proposed settlement, including the timing of the settlement payments, and any impact that the proposed settlement will have on our future operations. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date of this Current Report on Form 8-K, and are subject to risks and uncertainties, including but not limited to: general economic conditions, economic and industry downturns, the health of the U.S. real estate industry, and risks generally incident to the ownership of residential real estate; the effect of monetary policies of the federal government and it’s agencies; rising interest rates; ongoing industry antitrust class action litigation (including any remaining or new lawsuits filed against us) or any related regulatory activities; any decreases in our gross commission income or the percentage of commissions that we collect; declining home inventory levels; our ability to carefully manage our expense structure; adverse economic, real estate or business conditions in geographic areas where our business is concentrated and/or impacting high-end markets; our ability to continuously innovate, improve and expand our platform, including tools and features integrating machine learning and artificial intelligence; our ability to expand our operations and to offer additional integrated services; our ability to realize expected benefits from our joint ventures; our ability to compete successfully; our ability to attract and retain highly qualified personnel and to recruit agents; our ability to re-accelerate our business growth given our current expense structure; fluctuation in our quarterly results and other operating metrics; the loss of one or more key personnel; actions by our agents or employees that could adversely affect our reputation and subject us to liability; our ability to pursue acquisitions that are successful and can be integrated into our existing operations; changes in mortgage underwriting standards; our ability to maintain or establish relationships with third-party service providers; the impact of cybersecurity incidents and the potential loss of critical and confidential information; the reliability of our fraud detection processes and information security systems; depository banks not honoring our escrow and trust deposits; adoption of alternatives to full-service agents by consumers; our ability to develop and maintain an effective system of disclosure controls and internal control over financial reporting; covenants in our debt agreements that may restrict our borrowing capacity or operating activities; our abilities to use net operating losses and other tax attributes; changes in, and our reliance on, accounting standards, assumptions, estimates and business data; the dependability of our platform and software; our ability to maintain our company culture; our ability to obtain or maintain adequate insurance coverage; processing, storage, and use of personal information and other data, and compliance with privacy laws and regulations; natural disasters and catastrophic events; the effect of the claims, lawsuits, government investigations and other proceedings; changes in federal or state laws that would require our agents to be classified as employees; our ability to protect our intellectual property rights and our reliance on the intellectual property rights of third parties; the impact of having a multi-class structure of common stock; and other risks set forth in our annual report on Form 10-K and our subsequent quarterly reports on Form 10-Q. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant. Accordingly, actual results could differ materially from those predicted or implied or such uncertainties could cause adverse effects on our results. Reported results should not be considered as an indication of future performance.

More information about factors that could adversely affect our business, financial condition and results of operations, or that could cause actual results to differ from those expressed or implied in our forward-looking statements is included under the captions “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent annual report on Form 10-K and our subsequent quarterly reports on Form 10-Q, copies of which are available on the Investor Relations page of our website at https://investors.compass.com/ and on the SEC website at www.sec.gov. All information herein speaks as of the date hereof and all forward-looking statements contained herein are based on information available to us as of the date hereof, and we do not assume any obligation to update these statements as a result of new information or future events. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: March 22, 2024	By:	/s/ Kalani Reelitz
Kalani Reelitz
Chief Financial Officer